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                                                                    EXHIBIT 10.2

                            STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT made as of the _____ day of ____________ between PCSUPPORT.COM INC., a corporation under the laws of the state of Nevada (herein called the "Company"), and _______________________________ (herein called the
"Optionee").

     WITNESSES THAT WHEREAS:

A. The Optionee is a director, officer, consultant or senior full-time or part-time employee of the Company or of a subsidiary of the Company, or a company providing management services to the Company.

B. The Company has established a Directors and Senior Management Plan (the "Plan") for the purpose of motivating directors, officers, consultants, senior full-time and part-time employees and management services companies ("Qualified Persons") to exert their best efforts on behalf of the Company and any subsidiary of the Company.

C. The Company has agreed to grant to the Optionee an option to purchase common shares in the capital of the Company on the terms and subject to the conditions contained herein.

     NOW THEREFORE, in consideration of the sum of $10 paid by the Optionee to the Company and other valuable consideration, the receipt of which is hereby acknowledged by the Company, and in consideration of the mutual agreements and their respective covenants contained herein, the parties hereby agree to the following terms and the Company grants the following option:

1.   OPTION

1.01 The Company hereby grants to the Optionee, upon the terms and subject to the conditions contained herein and subject to all the terms and provisions of the Plan, the right (herein called the "Option"), exercisable only during the period (the "Option Period") provided in paragraph 1.02 hereof, to require the Company to sell to the Optionee ___________ common shares (herein called the "Optioned Shares") in the capital of the Company, at a price (herein called the "Exercise Price") of $_________ per share.

1.02 The Option shall be irrevocable until and including _______________ and shall, upon the expiration of the Option Period, immediately expire and terminate and be of no further force or effect whatsoever with respect to those of the Optioned Shares in respect of which the Option has not by that time been exercised. The Option shall vest in the Optionee in __ equal tranches at the rate of one tranche per month commencing _______, 1999 and the Optionee shall not be entitled to exercise the Option in respect of any Optioned Shares except when and if the aggregate number of Optioned Shares in respect of which the Optionee has vested rights exceeds the number of Options exercised by the Optionee.

1.03 If the Optionee ceases during the Option Period to be a Qualified Person, the Option shall, upon the termination of the Option Period or the date upon which the Optionee so ceases,
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whichever is earlier, cease and terminate and be of no further force or effect whatsoever 30 days after such termination with respect to those of the Optioned Shares in respect of which the Option has not by that time been exercised.

1.04 If the Optionee by reason of his death ceases during the Option Period to be a Qualified Person, the Optionee's executor or other personal representative shall be entitled during the Option Period or during the period of one year following the Optionee's death, whichever is the shorter period, to exercise the Option in the same manner and to the same extent as the Optionee was entitled immediately prior to the time of his death, following which period the Option shall immediately cease and terminate and be of no further force and effect whatsoever with respect to the Optioned Shares in respect of which the Option has not by that time been exercised.

1.05 The grant of the Option contained herein and every exercise of the Option and every term of this agreement and every amendment hereto shall be subject to the requirements and restrictions (if any) and to the approval (if required) of the appropriate securities and other relevant regulatory authorities. The Company will exercise its best efforts to obtain all such regulatory, shareholder and other approvals as may be required in connection with the granting or exercise of the Option, and the Optionee will cooperate to the extent reasonably necessary to obtain such approvals.

2.   MANNER OF EXERCISE OF OPTION

2.01 Subject to the provisions hereof, the Optionee shall be entitled to exercise the Option with respect to all or from time to time any part of the Optioned Shares.

2.02 Subject to the provisions hereof, the Option shall be exercisable in whole or from time to time in part by the Optionee delivering a notice (a "Notice") in writing to the Company's registered office. The Notice shall specify the number of Optioned Shares in respect of which the Option is being exercised at that time and shall be accompanied by payment, by bank draft or certified cheque, in full of the Exercise Price for the number of Optioned Shares specified in the Notice. Subject to the provisions hereof, every such exercise of the Option shall constitute a binding agreement for the purchase and sale of the Optioned Shares specified in the Notice. Upon an exercise of the Option as aforesaid, the Company will, subject to the provisions hereof, forthwith deliver to the Optionee at the most recent address for the Optionee indicated on the records of the Company (or as the Optionee shall have otherwise directed in the Notice) a certificate in the name of the Optionee representing the Optioned Shares purchased.

2.03 Nothing contained herein or done pursuant hereto shall oblige the Optionee to purchase or pay for any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Option in the manner herein provided.

2.04 The Optionee shall have no rights whatsoever as a shareholder of the Company in respect of any of the Optioned Shares (including without limitation any right to vote or to receive dividends or any other distribution therefrom or thereon) other than the Optioned Shares in respect of which the Optionee shall have exercised the Option in the manner provided herein and which shall have accordingly been issued to the Optionee by the Company.
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3.   GENERAL

3.01 The Optionee and the Company represent that the Optionee is a Qualified Person.

3.02 Time shall be of the essence of this agreement.

3.03 This instrument shall be governed by and construed in accordance with the laws of the Province of British Columbia.

3.04 In this instrument, unless there is something in the subject matter or the context inconsistent therewith:

     a) words importing the singular include the plural and vice versa, words importing gender include the masculine, feminine and neuter genders and words importing a person include an individual, a body corporate, and a partnership, syndicate and any other unincorporated association of persons;

     b) a reference to a paragraph, subparagraph, clause or schedule means that paragraph, subparagraph or clause in or schedule attached to this instrument;

     c) the words "herein", "hereof", "hereunder", "hereby", "hereto" and similar expressions refer to this instrument generally and not to any particular paragraph, subparagraph, clause or other part or division of this instrument; and

     d) the insertion of titles and headings is for convenience of reference only and shall not affect the interpretation hereof.

3.05 This instrument shall enure to the benefit of and be binding upon the Company and its successors and assigns. This agreement shall be binding upon the Optionee and his heirs executors, administrators, personal legal representatives, successors and assigns. Except to the extent provided in paragraph 1.04, this option agreement and the Option are non-assignable and non-transferable by the Optionee.

     IN WITNESS WHEREOF the parties hereto have executed this instrument as of the date first above written.

PCSUPPORT.COM INC.


Per:


__________________________________
Authorized Signatory
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